SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  APRIL 16, 1997
                        Commission File Number:  0-10104


                                LA TEKO RESOURCES LTD.
             (Exact Name of Registrant as Specified in its Charter)


         BRITISH COLUMBIA                                87-0483319
     (State or other jurisdiction of                   (IRS Employer
     incorporation or organization)                  Identification No.)


     625 HOWE STREET, SUITE 500
          VANCOUVER, B.C.                               V6C 2T6
     (Address of Principal                             (Zip Code)
     Executive Offices)


              Registrant's Telephone Number, including Area Code:
                        (604) 688-0833


                        NOT APPLICABLE
(Former name, former address, and formal fiscal year, if changed since last report)

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                             ITEM 5:  OTHER EVENTS
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On April 16, 1997, La Teko Resources Ltd. (the "Company") reported record earnings for the fiscal year ended December 31, 1996. The Company reported net income of $0.04 per share compared with a loss in the prior year. The Company has not received operating revenues during any of the last three years; however, other income showed a gain of 76.9%, to $2,447, 248 for 1996 as compared to $1,383,000 in 1995. This is a result of the $2.5 million received from Newmont Exploration, Ltd. ("Newmont") in 1996 as the final payment for Newmont's acquiring a 65% interest in the Company's True North property. During 1995, the Company reported a gain of $1,383,546 applicable to the receipt of $3.5 million from Newmont. Management of believes that the Company is in a very strong position compared with its peers, as it is debt-free with approximately $2.2 million in the bank.

As Newmont commenced its 1997 drilling program on the True North property, it announced assay results from a drill hole completed late last year. Drill hole #568 encountered a high grade extension to the Zeppelin Zone. The hole intersected a gold mineralized zone of 75 feet, believed to be very close to true thickness, with an average grade of 0.377 oz. Au per ton. The Company believes that this is one of the highest grade holes yet drilled on the property and opens up a promising extension of the Zeppelin to the southwest. This is both higher grade and thicker than most of the previous intercepts on the property, demonstrating the potential of these new zones to potentially increase reserves. In early 1996, the Company announced a total reserve potential of over 2,000,000 ounces of gold for the True North property based on 1995 drilling results.

The True North property is located 16 miles northeast of Fairbanks, Alaska. The Company has received $6 million in cash payments from Newmont which is earning a 75% interest in the True North property. No further cash payments to the Company are required by the agreement. Newmont must now complete a feasibility study which recommends placing the property into production and spend the first $21 million in exploration and development costs.

The Company is a gold exploration company active in the Fairbanks Mining District of Alaska. The Company holds two projects in the advanced exploration to development, the True North and Ryan Lode, and several early stage exploration projects. Over 90% of the shares of the Company are held by US citizens.



                     CONSOLIDATED STATEMENTS OF OPERATIONS
                          (Expressed in U.S. Dollars)

                                      YEARS ENDED DECEMBER 31,

                                   1996          1995          1994
                                ---------   -----------  ------------
INCOME
 Sales of gold and silver      $       --   $        --  $         --

EXPENSES
 Operating and mine
 maintenance costs                275,623       151,179       234,362
 New prospect evaluation           55,708        36,741            --
 General and administrative
 expenses                         956,413       674,550       695,203
 Depreciation                      54,828        51,092        57,348
 Royalty and lease                150,000       286,901       241,246
                               ----------     ---------     ---------
                                1,492,572     1,200,463     1,228,159
                               ----------     ---------     ---------

 Income (loss) from
 operations                    (1,492,572)   (1,200,463)   (1,228,159)

OTHER INCOME (EXPENSE)
 Gain on sale of mineral
 property                       2,447,248     1,383,436            --
 Abandonment of mineral
 property                              --      (454,305)           --
 Gain on sale of investment            --            --         5,180
 Interest income (expense)
 (net)                              7,687       (61,021)     (125,088)
 Gain (loss) on sale of
 equipment                          7,969        (8,132)      (18,852)
 Other                                 --        (1,872)       (2,892
                               ----------     ---------     ---------
 Income (loss) before taxes       970,332      (342,357)   (1,369,811)

Provision for income tax
expense (benefit)                  14,547        22,500            --
                               ----------     ---------     ---------

Net income (loss)              $  955,785   $  (364,857) $(1,369,811)
                               ==========   ===========  ===========


Income (loss) per share        $     0.04   $    (0.02)  $     (0.06)
                               ==========   ===========  ===========


Weighted average shares
outstanding                    23,732,008   23,183,057     21,967,856


                          CONSOLIDATED BALANCE SHEETS
                          (Expressed in U.S. Dollars)

                                      YEARS ENDED DECEMBER 31,

                                         1996           1995
                                     ------------   -----------
ASSETS
 Current assets:
 Cash and short-term deposits         $ 3,041,205   $ 2,972,278
 Accounts receivable                       15,918       124,876
 Inventories                                6,295         6,295
 Prepaid expenses                         200,845       176,541
                                      -----------   -----------
                                        3,264,263     3,279,990

 Mineral properties and deferred
 costs                                 10,515,140    10,155,234
 Plant and equipment                      210,716       204,589
 Investments                              500,913       231,069
                                      -----------   -----------

                                      $14,491,032   $13,870,882
                                      ===========   ===========

LIABILITIES
 Current liabilities
 Accounts payable and accrued
 expense                              $   194,718   $   240,441
 Current portion of long-term debt        372,500       712,296
                                      -----------   -----------
 Total current liabilities                567,218       952,737
 Long-term debt                                --       360,289
                                      -----------   -----------
                                          567,218     1,313,026
SHAREHOLDERS' EQUITY
 Common capital stock, no par
 value; 100,000,000 shares
 authorized; 23,457,258 shares
 issued and outstanding (1995:
 23,318,478)                           18,217,342    17,807,169
                                      -----------   -----------

 Accumulated deficit                   (4,293,528)   (5,249,313)
                                      -----------   -----------

                                       13,923,814    12,557,856
                                      -----------   -----------

                                      $14,491,032   $13,870,882
                                      ===========   ===========

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                                   SIGNATURES
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     Pursuant to the requirements of section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LA TEKO RESOURCES LTD.



Dated:  April 24, 1997             By /s/Gerald G. Carlson,President